UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2007

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Items 3.02 and 5.02 is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained in Item 5.02 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Purchase Agreement/Issuance of Shares

On September 12, 2007, Live Nation, Inc., a Delaware corporation ("Live Nation"), and Live Nation Worldwide, Inc., a controlled subsidiary of Live Nation ("Buyer" and together with Live Nation, the "Buyer Group"), consummated the purchase of all of the equity interests in Concert Productions International Inc. and related companies and subsidiaries (the "Companies") that the Buyer did not already own (the "Transaction"). The aggregate purchase price (the "Purchase Price") was (i) 6,097,561 unregistered shares of Live Nation’s common stock (the "LN Common Stock") and (ii) $9,974,342 in cash. Pursuant to the terms of the Stock Purchase Agreement (the "Purchase Agreement"), Michael Cohl and SAMCO Investments Ltd. (the "Majority Sellers"), who together owned approximately 92% of the overall value of the equity interests in the Companies that the Buyer did not already own, will not until nine years after the closing of the Transaction compete with the Buyer or any of its affiliates anywhere in the world nor hire or solicit any employee, customer, supplier or global touring artist of the Buyer, subject to certain limitations.

The Companies are engaged in the business of (i) promoting music concert tours; (ii) acquiring and exploiting intellectual property rights in connection with live entertainment performances, such as DVD rights, merchandise rights, manuscript rights and film rights; and (iii) producing live theatrical shows and other live projects (other than music concert tours).

The Purchase Agreement was entered into by the Buyer Group with (i) SAMCO Investments Ltd., a Turks and Caicos company ("Samco"), (ii) Mr. Cohl, (iii) Concert Productions International Inc., a Barbados IBC corporation (the "Grand Seller"), (iv) the other sellers identified on Exhibit A to the Purchase Agreement (who, together with the Grand Seller, the "Minority Sellers"; and the Minority Sellers and the Majority Sellers collectively the "Sellers"), and (iv) the Companies. The Companies consist of (i) CPI Entertainment Content (2005), Inc., a Delaware corporation ("Content 2005"), CPI Entertainment Content (2006), Inc., a Delaware corporation ("Content 2006") and Grand Entertainment (ROW), LLC, a Delaware limited liability company ("Grand ROW", and together with Content 2005 and Content 2006, "Grand"), and (ii) CPI International Touring Inc., a Barbados IBC corporation ("ROW Tour"), and CPI Touring (USA), Inc., a Delaware corporation ("USA Tour", and together with ROW Tour, "Tour").

Prior to the Transaction, Buyer owned (i) 50.1% of the issued and outstanding shares of capital stock in USA Tour and ROW Tour, (ii) 50.0% of the issued and outstanding capital stock in Content 2005 and Content 2006 and (iii) 50.0% of the issued and outstanding membership interests in Grand ROW (collectively, the "Existing Live Nation Equity Interests"), all of which were acquired pursuant to a Stock Purchase Agreement dated May 26, 2006 (the "Prior Purchase Agreement"). Other than the Existing Live Nation Equity Interests, all of the issued and outstanding equity interests in the Companies were owned by the Sellers (collectively, the "CPI Interests"). Of the 6,097,561 shares of LN Common Stock issued as part of the Purchase Price for the CPI Interests (i) 682,926 shares ("Minority Shares") were issued to the Minority Sellers and (ii) trust certificates (the "Trust Certificates") were issued by Wells Fargo Bank, National Association (the "Trustee"), to the Majority Sellers evidencing certain beneficial interests in 5,414,635 shares of LN Common Stock (the "Trust Shares") issued by Live Nation to the Trustee.

The Minority Shares and the Trust Shares (collectively, the "Purchase Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and were issued in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D. The Purchase Agreement contained representations from the Sellers to support Live Nation’s reasonable belief that the Sellers acquired the Purchase Shares, or their beneficial interest in the Purchase Shares, as applicable, for their own accounts and not with a view to distribution, and that each of the Sellers is an "accredited investor" as defined in Regulation D.

Trust Agreement

Live Nation, the Majority Sellers and the Trustee entered into a Trust Agreement (the "Trust Agreement") on September 12, 2007 in connection with the Transaction. Live Nation delivered the Trust Shares to the Trustee to be held in accordance with the terms of the Trust Agreement for the benefit of the Majority Sellers. Subject to the restrictions described below on the sale of the Trust Shares as set forth in the Lockup Agreement (as defined below), each Majority Seller has the right, beginning September 12, 2008, to require the Trustee to (i) sell all or any portion of the Trust Shares allocated to that Majority Seller and (ii) distribute the net proceeds of any such sale to that Majority Seller in accordance with the Trust Agreement. The Trustee possesses all rights and powers to vote the Trust Shares, but is required to vote the Trust Shares in conformance with the vote of the majority of the outstanding voting securities of Live Nation (excluding the Trust Shares). The Trust Certificates issued by the Trustee to evidence the Majority Sellers’ beneficial interest in the Trust Shares are not transferable except to a Majority Seller, certain family members and affiliates of such Majority Seller.

Lockup and Registration Rights Agreement

Live Nation and the Majority Sellers entered into a Lockup and Registration Rights Agreement (the "Lockup Agreement") on September 12, 2007 in connection with the Transaction. The provisions of the Lockup Agreement apply to the Trust Shares both during the term of the Trust Agreement and following any termination of the Trust Agreement. Pursuant to the Lockup Agreement, the Majority Sellers have agreed not to dispose of any Trust Shares prior to the first anniversary of the closing of the Transaction. After the first anniversary, the Majority Sellers may cause the disposition of their Trust Shares, subject to certain conditions set forth in the Lockup Agreement, as follows: (i) up to one-third in the aggregate of the Trust Shares at any time; (ii) following the earlier of (a) the second anniversary of the Transaction closing or (b) the date upon which the market value of the LN Common Stock exceeds $61.50 per share, up to two-thirds in the aggregate of the Trust Shares originally issued; and (iii) from and after the third anniversary of the Transaction closing, any and all remaining Trust Shares. However, the lock-up restrictions will lapse upon the occurrence of certain events, including, among other things, failure to obtain shareholder approval related to the Trust Shares within 18 months, or the death or permanent disability of Mr. Cohl. In addition, any disposal of Trust Shares must be first offered to Live Nation.

In addition, at any time prior to the fifth anniversary of closing, (i) the Majority Sellers may make a written demand for registration under the Securities Act of Trust Shares in which the aggregate gross cash proceeds of the offering are expected to be at least equal to $50,000,000 and (ii) if Live Nation proposes to register any shares of LN Common Stock or other equity securities pursuant to an underwritten public offering, Live Nation will provide the Majority Sellers the opportunity to have all or a portion of the Trust Shares registered, subject to certain conditions and restrictions described in the Lockup Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Certain Relationships and Related Transactions

Consideration Received by Mr. Cohl in the Transaction

Pursuant to the Prior Purchase Agreement, Mr. Cohl was elected and currently serves as a director of Live Nation. In the Transaction, the Grand Seller sold its interest in Grand for 243,902 Purchase Shares. Mr. Cohl owns a 72.37% direct interest in the Grand Seller. Consequently, through his ownership interest in the Grand Seller, Mr. Cohl indirectly received consideration in this sale of 176,512 Purchase Shares. Mr. Cohl sold his 5.0% interest in Tour in the Transaction and received Trust Certificates evidencing a beneficial interest in 585,366 Purchase Shares subject to the Trust Agreement. Also in the Transaction, Samco sold its 41.25% ownership interest in Tour and received (i) Trust Certificates evidencing the beneficial interest in 4,829,269 Purchase Shares on and subject to the Trust Agreement and (ii) $9,276,842 in cash. In connection with the closing of the Transaction, Live Nation has been informed that Mr. Cohl entered into a non-binding arrangement on December 1, 2006 with Samco and then modified such arrangement on September 12, 2007. This non-binding arrangement could be construed as creating a pecuniary interest in favor of Mr. Cohl in up to all of the shares of LN Common Stock owned by Samco, including Samco's beneficial interest in the Purchase Shares allocable to Samco under the terms of the Trust Agreement. In addition, KSC Consulting (Barbados) Inc. ("KSC"), a consulting company wholly-owned by Mr. Cohl, is entitled to receive $674,032 of the cash consideration payable to Samco in the Transaction.

Services Agreement

On September 12, 2007, KSC entered into a Services Agreement (the "Services Agreement") with the Companies and the Buyer. The Services Agreement replaced the Services Agreement dated May 26, 2006 among KSC, Mr. Cohl and the Companies. Pursuant to the Services Agreement, KSC agreed to provide the full-time services of Mr. Cohl for a term of five years (the "Term") to serve as Chief Executive Officer and Chairman of the Companies and the Buyer's division known as Artist Nation.

In exchange for Mr. Cohl’s services, the Companies will pay KSC (i) a service fee (the "Service Fee") of $1,500,000 for the first year and $2,000,000 per year for the remainder of the Term and (ii) an annual bonus of up to 100% of the annual Service Fee based on achieving certain division level and company level EBITDA targets to be established. The Companies will reimburse KSC for its actual costs in providing Mr. Cohl an employee benefit package and for all normal and reasonable travel and entertainment expenses. In addition, Mr. Cohl will be eligible to receive annual stock option awards to purchase shares of LN Common Stock in such amounts as may be recommended by Buyer’s Chief Executive Officer and approved by the board of directors of Live Nation and/or its compensation committee.

If the Companies terminate the Services Agreement without Cause (as defined in the Services Agreement), or if KSC terminates the Services Agreement for Good Reason (as defined in the Services Agreement), then the Companies will pay to KSC a lump amount equal to three times the annual amount of the service fee then in effect. The Services Agreement also imposes upon KSC and Mr. Cohl certain confidentiality, non-solicitation and non-competition obligations.

Election of Vice Chairman and Director

The Services Agreement provides that, subject to the fiduciary duties of the board of directors of Live Nation (the "Board"), Live Nation shall be required to do the following: (A) at the Board’s next regularly scheduled meeting, the Board shall (i) name Mr. Cohl as its sole Vice Chairman of the Board and (ii) elect a person nominated by Mr. Cohl to the Board provided that this nominee is independent under Live Nation’s "Director Independence Standards" ("Cohl's Nominee") and (B) thereafter include, until the occurrence of a Director Severance Event (as defined in the Services Agreement), Mr. Cohl and Cohl's Nominee on the slate of directors to be voted on by the shareholders of Live Nation each time that the term on the Board of Mr. Cohl or Cohl's Nominee is expiring.

Securityholders Agreement and Credit Agreement Termination

As part of the Transaction, that certain Securityholders Agreement and Credit Agreement each dated May 26, 2006, which were entered into pursuant to the Prior Purchase Agreement, were terminated by the parties thereto as of the closing of the Transaction.

Cautionary Statements

The Purchase Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the parties thereto. The assertions embodied in those representations and warranties are qualified by information in disclosure schedules that the parties delivered in connection with the execution of the Purchase Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

The above descriptions of the Lockup Agreement, the Purchase Agreement, the Services Agreement and the Trust Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are attached to this report as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

September 13, 2007	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Lockup and Registration Rights Agreement, dated September 12, 2007, by and among Live Nation, Inc., SAMCO Investments Ltd., and Michael Cohl
10.1	Stock Purchase Agreement, dated September 12, 2007, by and among Live Nation, Inc., Live Nation Worldwide, Inc., SAMCO Investments Ltd., Michael Cohl, Concert Productions International Inc., the other sellers identified on Exhibit A to the Stock Purchase Agreement, CPI Entertainment Content (2005), Inc., CPI Entertainment Content (2006), Inc., Grand Entertainment (ROW), LLC, CPI International Touring Inc. and CPI Touring (USA), Inc.
10.2	Services Agreement, dated September 12, 2007, by and among Live Nation Worldwide, Inc., KSC Consulting (Barbados) Inc., CPI Entertainment Content (2005), Inc., CPI Entertainment Content (2006), Inc., Grand Entertainment (ROW), LLC, CPI International Touring Inc. and CPI Touring (USA), Inc.
10.3	Trust Agreement dated September 12, 2007, by and among Live Nation, Inc., Samco Investments Ltd., Michael Cohl and Wells Fargo Bank, National Association